UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   -----------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                October 23, 2003
                Date of Report (Date of Earliest Event Reported)


                              CALLAWAY GOLF COMPANY
             (Exact Name of Registrant as Specified in its Charter)


          DELAWARE                  1-10962                     95-3797580
(State or Other Jurisdiction       (Commission               (I.R.S. Employer
     of Incorporation)             File Number)             Identification No.)



                              2180 Rutherford Road
                             Carlsbad, CA 92008-7328
                    (Address of Principal Executive Offices)

                                 (760) 931-1771
              (Registrant's Telephone Number, Including Area Code)




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ITEM 9.    REGULATION FD DISCLOSURE.*

         On October 23, 2003, Callaway Golf Company issued a press release captioned "Callaway Golf Announces Nine Months' Results And Upgrades Full Year Earnings Estimates For Its Core Business; Nine-Month Net Income And Earnings Per Share Are The Highest Since 1997." A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.*

         On October 23, 2003, Callaway Golf Company issued a press release announcing its financial results for the nine months ended September 30, 2003, captioned "Callaway Golf Announces Nine Months' Results And Upgrades Full Year Earnings Estimates For Its Core Business; Nine-Month Net Income And Earnings Per Share Are The Highest Since 1997." A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

*The information furnished under Item 9 and Item 12 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.


                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 23, 2003                          CALLAWAY GOLF COMPANY



                                               By: /s/ Bradley J. Holiday
                                                  ----------------------
                                                 Bradley J. Holiday
                                                 Senior Executive Vice President
                                                 and Chief Financial Officer



                                       2

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                                  Exhibit Index

99.1 Press release, dated October 23, 2003, captioned "Callaway Golf Announces Nine Months' Results And Upgrades Full Year Earnings Estimates For Its Core Business; Nine-Month Net Income And Earnings Per Share Are The Highest Since 1997."